                                             ROULSTON FUNDS
                                             Charting A Course You Can Trust(SM)









[GRAPHIC]                                     SEMI-ANNUAL REPORT TO
                                                   SHAREHOLDERS






                                    [ICON]  ROULSTON EMERGING GROWTH FUND
                                    [ICON]  ROULSTON INTERNATIONAL EQUITY FUND
                                    [ICON]  ROULSTON GROWTH FUND
                                    [ICON]  ROULSTON GROWTH AND INCOME FUND
                                    [ICON]  ROULSTON GOVERNMENT SECURITIES FUND

                                                APRIL 30, 2000






   ADVISED BY
   ROULSTON & COMPANY, INC.


==============================================================================

ROULSTON  FUNDS                             SEMI-ANNUAL REPORT TO SHAREHOLDERS

                                                                    June 5, 2000

Dear Shareholder:

Enclosed is the Roulston Funds' semi-annual financial report for the six-month period ended April 30, 2000. We are proud to report the Funds' performance during this period:

     Roulston Government Securities Fund                            +0.42%
     Roulston Growth and Income Fund                                -4.14%
     Roulston Growth Fund                                          +20.83%
     Roulston International Equity Fund                            +20.62%
     Roulston Emerging Growth Fund                                 +67.43%

The addition of the Roulston Emerging Growth Fund and the Roulston International Equity Fund, introduced on July 1, 1999, along with enhancements made to the Growth, Government Securities, and Growth and Income Funds over the past year, reflect our commitment to shareholders that the Roulston Funds are positioned to provide performance, investment diversity and balance in your investment options, now and well into the future.

The investment world has changed dramatically in recent months. Previously, the Federal Reserve was concerned about "irrational exuberance" on the part of investors. Now the shoe is on the other foot; investors are now concerned that Greenspan and company may show "irrational exuberance" in raising interest rates and put an abrupt end to the longest economic expansion in U.S. history.

The real world stories we are hearing from clients suggest that higher interest rates have begun to slow down new home and car sales. The great fear is that additional interest rate hikes in conjunction with a lower stock market could produce a pronounced slow down in economic activity. The Federal Reserve definitely has captured everyone's attention. A soft landing is a possibility but it will be difficult to engineer. The new economy is evolving rapidly and the Federal Reserve does not have the historical benchmarks for assessing its performance.

The volatility that we have experienced recently in the equity markets has been remarkable. We would like to remind our shareholders that diversification is the best long-term tool for dealing with these markets.


       /s/ Scott D. Roulston                                    /s/ Howard W. Harpster
       Scott D. Roulston                                        Howard W. Harpster
       President                                                Chief Investment Officer

ROULSTON  FUNDS                                 INVESTMENT ADVISER'S REPORT

ROULSTON EMERGING GROWTH FUND

The graph below compares the increase in value of a $10,000 investment in the Roulston Emerging Growth Fund with the performance of the Russell 2000 Growth Index.
[Graph]

   ROULSTON EMERGING GROWTH FUND: GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

     AGGREGATE TOTAL RETURN*

       Since Inception.............223.64%
          For the period ended 4/30/00
          Fund Inception: 7/1/99

                               ROULSTON EMERGING GROWTH FUND     RUSSELL 2000 GROWTH INDEX
                               -----------------------------     -------------------------
7/01/99                                  $10000.00                       $10000.00
7/99                                      12850.00                         9691.00
10/99                                     19330.00                         9752.00
1/00                                      32127.00                        12566.00
4/00                                      32364.00                        12462.00

    *Unlike our fund, the Russell 2000 Growth Index does not reflect fees and expenses and is an unmanaged indicator of financial performance, as such, it is not sold as an investment. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

The Roulston Emerging Growth Fund invests in rapidly growing companies that have recently gone public. In almost all cases, companies will have received venture capital financing during the early stage of their development.

The Fund's primary objective is capital appreciation and returns may be quite volatile because the companies and the markets they operate in tend to be growing and evolving at a very rapid pace. In addition, their competitors for these new markets may be bigger, better known companies that have far larger financial resources.

The Roulston Emerging Growth Fund has benefited from the strong demand for initial public offerings from telecommunications and Internet related technology companies. The recent sharp downturn in the NASDAQ has put a damper on the initial public offerings marketplace and it is unlikely that the outsized gains generated from this sector will return in the near future. We anticipate that the window for initial public offerings will be largely closed except for the very best deals.

As a result, we will take advantage of the large supply overhang that exists related to companies that went public 6 to 9 months ago. We know that venture capitalists and other large holders of the shares are motivated sellers and are no longer restricted from selling their low-priced shares by the underwriter's lock-up agreement. In many cases, the insiders have holdings that exceed the public share float by a factor of 5 or 6 times and they can have a drastic impact on the share price if they try to sell at the same time. We will be looking for these buying opportunities in sound companies that have gone public in the past year.

In general, large hedge funds are now out of emerging growth stocks. The leveraged liquidity that they provided fueled much of the surge in the upside this past winter and the forced unwinding of their positions helped create the extreme downside volatility that has occurred in the NASDAQ this spring. The NASDAQ is in the process of finding a new equilibrium in the aftermath of the dotcom mania. In the meantime, the Internet infrastructure buildout continues. The wireless revolution has picked up more momentum, and the demand for semiconductor components exceeds supply. Our future investments will emphasize the companies in these businesses.

ROULSTON  FUNDS

ROULSTON INTERNATIONAL EQUITY FUND

The graph below compares the increase in value of a $10,000 investment in the Roulston International Equity Fund with the performance of the MS CI EAFE + Canada IX Index.
[Line Graph]

ROULSTON INTERNATIONAL EQUITY FUND: GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

     AGGREGATE TOTAL RETURN*

       Since Inception.............23.39%
          For the period ended 4/30/00
          Fund Inception: 7/1/99


                                                                ROULSTON INTERNATIONAL FUND           MS CI EAFE + CANADA IX
                                                                ---------------------------           ----------------------
7/01/99                                                                   $10000                             $10000
7/99                                                                        9760                              10276
10/99                                                                      10230                              10786
1/00                                                                       12169                              11416
4/00                                                                       12339                              11555

    *Unlike our fund, the MS CI EAFE + Canada IX Index does not reflect fees and expenses and is an unmanaged indicator of financial performance, as such, it is not sold as an investment. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

The Roulston International Equity Fund seeks to achieve long-term capital appreciation by investing in the equity securities of non-U.S. companies.

The Fund focuses primarily on companies headquartered in developed markets such as Western Europe, Japan, Australia, Singapore and Hong Kong. The Fund primarily invests in common stocks that are represented by American Depository Receipts of "ADRs." ADRs trade in U.S. dollars on national exchanges (such as the New York Stock Exchange) and in the over-the-counter markets (such as NASDAQ).

Our investment strategy seeks companies that could be considered to be competitively dominant in their markets. Philips Electronics is a good example of this investment strategy. Philips, headquartered in Eindhoven, Netherlands, is the largest electronics company in Europe. The company has undergone a significant restructuring over the past few years and is now well-positioned to take advantage of its competitive strengths in the rapidly growing markets for consumer electronics.

We also invest in companies of industries that are consolidating. Total Fina and Elf Aquitaine are examples of this strategy. The Elf Aquitaine purchase by Total Fina makes it the fourth-largest private oil company in the world behind Exxon Mobil, Royal Dutch and BP Amoco. The combination of these two French oil companies provides them the financial size to compete with the other industrial behemoths in the global energy markets.

The Fund is well diversified with investments in 89 companies and 16 different developed markets. So far in 2000, international equity investments have been negatively impacted by the strength of the U.S. dollar relative to other currencies. This currency drag probably will continue as long as markets overseas believe the Federal Reserve is going to continue raising U.S. interest rates.

                                                INVESTMENT ADVISER'S REPORT

ROULSTON GROWTH FUND

The graph below compares the increase in value of a $10,000 investment the Roulston Growth Fund with the performance of the Standard & Poor's 500 Stock and the Russell 1000 Growth Indices.

[Line Graph]

       ROULSTON GROWTH FUND: GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

        AVERAGE ANNUAL TOTAL RETURN*

          1 Year.....................16.18%
          5 Years....................10.95%
          Since Inception............12.53%

               For the period ended 4/30/00
               Fund Inception: 7/1/93


                                                                                                          STANDARD & POOR'S 500
                                                  ROULSTON GROWTH FUND      RUSSELL 1000 GROWTH INDEX          STOCK INDEX
                                                  --------------------      -------------------------     ---------------------
7/01/93                                                  $10000                      $10000                      $10000
7/31/93                                                   10200                        9821                        9970
10/31/99                                                  11090                       10430                       10480
1/94                                                      11730                       10784                       10862
4/94                                                      11847                       10124                       10241
7/94                                                      11796                       10314                       10482
10/94                                                     12298                       10993                       10880
1/95                                                      12222                       11051                       10914
4/95                                                      13327                       12110                       12019
7/95                                                      14950                       13557                       13207
10/95                                                     14532                       14207                       13750
1/96                                                      14514                       15340                       15127
4/96                                                      16584                       16053                       15641
7/96                                                      15785                       15661                       15385
10/96                                                     16897                       17339                       17054
1/97                                                      18638                       19558                       19107
4/97                                                      18404                       19594                       19563
7/97                                                      22065                       23782                       23395
10/97                                                     22135                       22623                       22528
1/98                                                      22374                       24561                       24243
4/98                                                      24286                       27842                       27592
7/98                                                      22970                       28518                       27911
10/98                                                     20425                       28198                       27475
1/99                                                      20965                       35021                       32113
4/99                                                      19292                       35227                       33611
7/99                                                      18652                       35374                       33544
10/99                                                     18550                       37855                       35827
1/00                                                      19381                       43635                       36758
4/00                                                      22414                       46711                       38390

    *Unlike our fund, the Standard and Poor's Stock and the Russell 1000 Growth Indices do not reflect fees and expenses and are unmanaged indicators of financial performance, as such, they are not sold as investments. Past Performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The Fund has selected the Russell 1000 Growth Index to replace the Standard and Poor's Stock Index as the fund's proper benchmark, because the Russell index is considered a widely used and more appropriate index for the fund.

The Roulston Growth Fund seeks capital appreciation by investing in companies typically experiencing an improvement in profitability or an acceleration in earnings growth relative to their history or to other companies. We buy the specific stocks if this improvement is not yet fully reflected in the stock price, which is determined by examining the P/E ratio compared to the market and the history of that relationship.

The greatest investment by the Fund in an economic sector is in technology. As identified in the Russell 1000 benchmark, stocks in this sector approximated 47% of the Fund at the end of April, slightly more than the 44% weighting in the Russell Index. The next largest sector was healthcare. At 18%, our weighting also slightly exceeded the benchmark index, which was at 15%. Of course, the amounts invested in specific sectors may vary considerably over the course of a year.

The five largest holdings by market value were ADC Telecom, Pfizer, General Electric, Paychex, and Analog Devices. Briefly, we note that ADC Telecom provides products that enable communication service providers to connect with end-user homes and businesses. Currently, the general area of this link is considered a bottleneck restraining the delivery of data, voice, video, and Internet services to users. The Company's "last mile" leadership should result in robust sales for several years as providers such as telephone companies and cable companies attempt to step-up offerings to consumers. Pfizer is a preferred pharmaceutical company since the merger with Warner Lambert could accelerate earnings growth from about 18% to 25%. G.E. is owned in view of the acceleration of their projected growth rate from 10% to 15%. Paychex is known for the payroll-processing services it provides to small businesses, but, also, has expanded its offerings to include human resource services. Analog Devices is a semiconductor company which makes linear, mixed-signal, and digital integrated circuits which are important in wireless and central office/network access applications.

Overall, the typical company owned in the Fund could see earnings increase about 25% in 2000 compared with 1999 and about 22% a year over the next five years. The P/E ratio based on projected earnings for 2000 would approximate 37 compared with about 25 for the Standard and Poor's 500 Index.

ROULSTON  FUNDS

ROULSTON GROWTH AND INCOME FUND

The graph below compares the increase in value of a $10,000 investment in the Roulston Growth and Income Fund with the performance of the Standard & Poor's 500 Stock and the Russell 1000 Value Indices.
[Line Graph]

   ROULSTON GROWTH & INCOME FUND: GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

        AVERAGE ANNUAL TOTAL RETURN*

          1 Year.....................(14.28)%
          5 Years.....................10.39%
          Since Inception.............10.07%

               For the period ended 4/30/00
               Fund Inception: 7/1/93


                                                   ROULSTON GROWTH AND                                    STANDARD & POOR'S 500
                                                       INCOME FUND          RUSSELL 1000 VALUE INDEX           STOCK INDEX
                                                   -------------------      ------------------------      ---------------------
7/01/93                                                  $10000                      $10000                      $10000
7/93                                                      10030                       10112                        9970
10/93                                                     10398                       10486                       10480
1/94                                                      10894                       10861                       10862
4/94                                                      10682                       10293                       10241
7/94                                                      10900                       10478                       10482
10/94                                                     10889                       10567                       10880
1/95                                                      10940                       10573                       10914
4/95                                                      11746                       11587                       12019
7/95                                                      12541                       12664                       13207
10/95                                                     12780                       13175                       13750
1/96                                                      14075                       14632                       15127
4/96                                                      14149                       15051                       15641
7/96                                                      13749                       14676                       15385
10/96                                                     15051                       16302                       17054
1/97                                                      16558                       18098                       19107
4/97                                                      17167                       18447                       19563
7/97                                                      20353                       21841                       23395
10/97                                                     20560                       21712                       22528
1/98                                                      20900                       23004                       24243
4/98                                                      23227                       26228                       27592
7/98                                                      21437                       25709                       27911
10/98                                                     20312                       24931                       27475
1/99                                                      21525                       27196                       32113
4/99                                                      22471                       29924                       33611
7/99                                                      22822                       29562                       33544
10/99                                                     20094                       29053                       35827
1/00                                                      18773                       28019                       36758
4/00                                                      19262                       28764                       38390

    * Unlike our fund, the Standard & Poor's Stock and the Russell 1000 Value Indices do not reflect fees and expenses and are unmanaged indicators of financial performance, as such, they are not sold as investments. Past Performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The Fund has selected the Russell 1000 Value Index to replace the Standard & Poor's Stock Index as the fund's proper benchmark, because the Russell index is considered a widely used and more appropriate index for the fund.

The Roulston Growth and Income Fund's objective is capital appreciation and current income primarily through the investment in common stocks or securities convertible into common stocks.

The investment policy is to invest in a diversified portfolio of growing dividend-paying common stocks which have been researched by our own staff and offer reasonable valuation based on price earnings, book value and cash flows.

The new portfolio management team has been adding more companies to the Fund with the objective of positioning the portfolio more like its benchmark, the Russell 1000 Value Index. To achieve this goal, the Fund will invest in more stocks than it has in the past. The current portfolio is diversified among 48 stocks. We expect that the portfolio will have investments in between 45 and 55 companies.

Recent additions to the portfolio have included Hershey Foods and Eli Lilly. Hershey is the largest U.S. producer of chocolate and nonchocolate confectionery products. In 1999, Hershey's earnings declined for the first time since 1988 due to problems with the implementation of a new computer system. The unexpected fall in earnings caused the share price to drop to a level that was attractive from an historical perspective. We purchased the stock when it became apparent that management had the new computer system under control and product distribution was beginning to return to normal.

Eli Lilly is a leading manufacturer and marketer of pharmaceutical and animal health products. The company has a strong research and development product pipeline and its stock usually sells at a premium to the market because of its good growth prospects. We were able to purchase the stock at below market multiple when the debate and publicity over the possible Medicare outpatient drug benefit program put pressure on the stock price.

The Fund continues to have large sector weightings in financial services, energy and utilities. We believe that these defensive holdings should do relatively well in a volatile market environment.

                                                INVESTMENT ADVISER'S REPORT

ROULSTON GOVERNMENT SECURITIES FUND

The graph below compares the increase in value of a $10,000 investment in the Roulston Government Securities Fund with performance of the Merrill Lynch Intermediate Treasury Bond and the Lehman U.S. Government/Corporate Intermediate Bond Indices.
[Line Graph]

ROULSTON GOVERNMENT SECURITIES FUND: GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

        AVERAGE ANNUAL TOTAL RETURN*

          1 Year.....................(.50)%
          5 Years....................5.53%
          Since Inception............4.28%

               For the period ended 4/30/00
               Fund Inception: 7/1/93

                                                   ROULSTON GOVERNMENT        MERRILL INTERMEDIATE         LEHMAN INTERMEDIATE
                                                     SECURITIES FUND           TREASURY BOND INDEX         TREASURY BOND INDEX
                                                   -------------------        --------------------         -------------------
7/01/93                                                  $10000                      $10000                      $10000
7/93                                                      10000                       10021                       10024
10/93                                                     10304                       10235                       10253
1/94                                                      10346                       10328                       10356
4/94                                                       9649                        9970                        9966
7/94                                                       9748                       10112                       10118
10/94                                                      9558                       10064                       10055
1/95                                                       9733                       10219                       10142
4/95                                                      10170                       10591                       10540
7/95                                                      10628                       10973                       10932
10/95                                                     10968                       11262                       11234
1/96                                                      11350                       11618                       11600
4/96                                                      10989                       11396                       11366
7/96                                                      11093                       11537                       11512
10/96                                                     11471                       11886                       11888
1/97                                                      11545                       12012                       12014
4/97                                                      11569                       12098                       12095
7/97                                                      12046                       12527                       12556
10/97                                                     12246                       12757                       12779
1/98                                                      12575                       13069                       13078
4/98                                                      12588                       13154                       13175
7/98                                                      12810                       13387                       13403
10/98                                                     13545                       14008                       13941
1/99                                                      13546                       14075                       14073
4/99                                                      13384                       14003                       14013
7/99                                                      13193                       13949                       13902
10/99                                                     13262                       14109                       13820
1/00                                                      13092                       14085                       13740
4/00                                                      13318                       14085                       13928

    *Unlike our fund, the Merrill Lynch Intermediate Treasury Bond Index and the Lehman U.S. Government/Corporate Intermediate Bond Index do not reflect fees and expenses and are unmanaged indicators of financial performance, as such, they are not sold as investments. Past Performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The Fund has selected the Lehman U.S. Government/Corporate Intermediate Bond Index to replace the Merrill Lynch Intermediate Treasury Bond Index as the fund's proper benchmark, because the Lehman U.S. Government/Corporate Intermediate Bond Index is considered a widely used and more appropriate index for the fund, which intends to additionally invest in Corporate Bond issues on a limited basis.

In order to meet its objective of current income with preservation of capital, the Roulston Government Securities Fund seeks to complement the equity funds through investments in a broad range of investment grade or comparable quality fixed income securities. The Fund will further minimize credit risk by normally having at least 65% of its assets invested in securities issued or guaranteed by the US Government or its agencies and instrumentalities. While changes in interest rates affect the Fund's holdings, the primary focus of the portfolio is to provide a strategy that reflects the use of quantitative analysis, changing market environments and infrastructure, and addresses the degree of risk and yield necessary in preserving liquidity and safety of principal.

Since 1995 the Federal Reserve Board (FED) has maintained what economists refer to as a gradualist approach. Many question whether each time they increased, or for that matter decreased, the fed funds rate by a mere one quarter of a percent, that such a move exerts any real influence on the economy. The economy, as many have said then and now, is resilient to the level of interest rates because of the technology revolution and it's collateral productivity growth. For the most part, most people have been proven right. But the interest rate markets haven't agreed and the divergence seems headed for a collision.

There are signs of inflation. In March consumer prices jumped 0.7 percent, pushing the broad index (CPI) 3.7 percent above where it was a year earlier. That's in contrast with an inflation rate of 2.7 percent in December and January. And when volatile food and energy costs are excluded, as they customarily are, overall prices still jumped 0.4 percent in March, propelling the CPI to 2.4 percent, up from 1.9 percent in January. Most troubling of all is the Employment Cost Index (ECI) which the FED has admitted is their most reliable indicator of labor related inflation. Compensation per worker rose at a
4.2 percent annual rate in the first quarter, up 3.8 percent from the previous quarter. In Europe and Asia concerns that FED would begin to raise interest rates more aggressively at their May 16th meeting drove the dollar higher which in turn drove the Euro lower and undermined European growth. The rise in short term rates in the US is having concurrent effects on short term rates in Japan, which in turn has threatened their own fragile recovery.

None of this is surprising to the capital markets. The domestic economy has continued to charge ahead

ROULSTON  FUNDS                                 INVESTMENT ADVISER'S REPORT

unabated, and the interest rate markets are reflecting this, particularly in the front end of the yield curve. The equity markets are experiencing increased price volatility, but the media paints this as nothing more than temporary indigestion. There are no fears that the rise in interest rates will dampen enthusiasm for equities any more than they will dampen economic growth. However, should the FED decide to increase the fed funds rate by one half of a percentage point it is interesting to note that it would be the first time they made a big tightening move since February 1995. The move would also bring the fed funds rate to 6.5 percent, the highest rate since January 1991. Knowing what the equity and interest rate markets did during those periods suggests that it is unwise to discount the FED.

The Fund entered the new year with this setting to consider. The volatility in the equity markets has spilled over into the credit markets forcing credit spreads much wider. As interest rates continue to rise in the face of continued FED rate hikes companies are finding it harder to finance their debt needs at advantageous rates. Even the commercial paper markets are digging into corporate margins. With this backdrop in mind the Fund reduced it's holding of corporate debt first by maintaining a corporate bond structure almost entirely of credits no lower than single-A, and second by reducing the overall duration by one year. This move reflects what historically has proven to be the most secure environment for corporate bond investments while the FED is aggressively tightening. The rise in rates has allowed the Fund to maintain parity with its intended duration by extending maturities in the Treasury market where intermediate, 5 to 10 year rates have risen dramatically as the yield curve has flattened.

Overall, the Fund will continue to take advantage of moving out of current positions into ones with higher coupons or higher yields, or if the FED continues to aggressively tighten, both. This would leave the fund with an asset mix favorable to a sustainable decline in yields.

ROULSTON  FUNDS                                   SCHEDULE OF INVESTMENTS

ROULSTON EMERGING GROWTH FUND                         April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                          SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 100.41%
BUSINESS SERVICES -- 12.91%
BindView Development Corp. *.........................                      5,000                               $    40,313
eSPEED, Inc. *.......................................                        300                                    14,175
Flextronics International, Ltd. *....................                     12,000                                   843,000
Internet Capital Group, Inc. *.......................                      3,000                                   127,125
MedicaLogic, Inc. *..................................                      9,000                                   104,625
net.Genesis Corp. *..................................                      1,400                                    18,025
Network Appliance, Inc. *............................                     14,000                                 1,035,125
Onvia.com, Inc. *....................................                      2,800                                    24,325
Pfsweb, Inc. *.......................................                        500                                     5,500
Sapient Corp. *......................................                      3,000                                   237,562
SciQuest.com, Inc. *.................................                      1,300                                    16,900
The Management Network Group, Inc. *.................                        300                                     5,325
Witness Systems, Inc. *..............................                      3,500                                    46,156
                                                                                                               -----------
                                                                                                                 2,518,156
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SYSTEMS, SOFTWARE & SERVICES -- 6.97%
ArrowPoint Communications, Inc. *....................                        300                                    29,400
Brocade Communications Systems, Inc. *...............                      5,000                                   620,000
eMachines, Inc. *....................................                        400                                     3,425
Intraware, Inc. *....................................                      5,000                                    80,000
Lifeminders.com, Inc. *..............................                        400                                    17,750
McAfee.com Corp. *...................................                     10,400                                   180,700
Numerical Technologies, Inc. *.......................                        400                                    16,700
RSA Security, Inc. *.................................                      7,000                                   410,812
                                                                                                               -----------
                                                                                                                 1,358,787
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.02%
Luminant Worldwide Corp. *...........................                        200                                     1,738
Snowball.com, Inc. *.................................                        200                                       725
The Knot, Inc. *.....................................                        300                                     1,650
                                                                                                               -----------
                                                                                                                     4,113
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS -- 36.56%
Applied Micro Circuits Corp. *.......................                      7,000                                   902,125
Broadcom Corp., Class A *............................                      6,000                                 1,034,250
C-Cube Microsytems, Inc. *...........................                     10,000                                   642,500
Caliper Technologies Corp. *.........................                      2,200                                    82,500
Chartered Semiconductor Manufacturing *..............                      2,500                                   218,438
Linear Technology Corp...............................                     15,000                                   856,875
Maxim Integrated Products, Inc. *....................                     10,000                                   648,125
Molecular Devices Corp. *............................                      7,000                                   300,891
Nova Measuring Instruments Ltd. *....................                        300                                     4,312
PMC-Sierra, Inc. *...................................                      5,000                                   959,375
PSi Technologies Holdings, Inc. *....................                        400                                     6,600
QLogic Corp. *.......................................                      4,000                                   401,250
St Assembly Test Services Ltd. *.....................                        200                                     8,338

ROULSTON  FUNDS
ROULSTON EMERGING GROWTH FUND (CONT.)                 April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                          SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRONICS (CONT.)
TriQuint Semiconductor, Inc. *.......................                      7,000                               $   719,687
Viasystems Group, Inc. *.............................                        400                                     6,375
Vitesse Semiconductor Corp. *........................                      5,000                                   340,313
                                                                                                               -----------
                                                                                                                 7,131,954
------------------------------------------------------------------------------------------------------------------------------------
ENERGY -- 0.08%
Plug Power, Inc. *...................................                        200                                    16,000
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 19.19%
Aclara Biosciences, Inc. *...........................                        750                                    28,594
Alkermes, Inc. *.....................................                      6,000                                   319,500
ArthroCare Corp. *...................................                      6,000                                   611,250
Aspect Medical Systems, Inc. *.......................                        250                                    11,094
Chiron Corp. *.......................................                     10,000                                   452,500
COR Therapeutics, Inc. *.............................                      5,000                                   380,937
Coulter Pharmaceutical, Inc. *.......................                     15,000                                   273,750
Gilead Sciences, Inc. *..............................                      5,000                                   270,938
Gliatech, Inc. *.....................................                      1,000                                    15,250
IDEC Pharmaceuticals Corp. *.........................                      4,000                                   256,000
Immunex Corp. *......................................                     15,000                                   590,625
IntraBiotics Pharmaceuticals, Inc. *.................                      1,000                                    11,625
Vertex Pharmaceuticals, Inc. *.......................                     10,000                                   522,500
                                                                                                               -----------
                                                                                                                 3,744,563
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE -- 0.01%
Quotesmith.com, Inc. *...............................                        300                                     1,031
------------------------------------------------------------------------------------------------------------------------------------
INTERNET RETAIL -- 0.11%
Ashford.com, Inc. *..................................                      1,500                                     5,438
ARTISTdirect, Inc. *.................................                        500                                     2,375
FairMarket, Inc. *...................................                        400                                     2,750
garden.com, Inc. *...................................                        500                                     3,062
iGo Corp. *..........................................                        700                                     3,106
MotherNature.com, Inc. *.............................                        400                                     1,050
SmarterKids.com, Inc. *..............................                      1,000                                     2,875
                                                                                                               -----------
                                                                                                                    20,656
------------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE -- 13.27%
AGENCY.COM, Inc. *...................................                      1,200                                    25,275
Agile Software Corp. *...............................                      7,000                                   259,437
Caldera Systems, Inc. *..............................                        500                                     6,500
CMGI, Inc. *.........................................                      2,145                                   152,831
Commerce One, Inc. *.................................                     10,000                                   610,625
Digital Impact, Inc. *...............................                        300                                     3,675
DigitalThink, Inc. *.................................                        300                                     6,038
Eprise Corp. *.......................................                        500                                     4,969
Etinuum, Inc. *......................................                        500                                     2,906
Extensity, Inc. *....................................                        300                                     3,675
Integrated Information Systems, Inc. *...............                        500                                     3,406

                                                  SCHEDULE OF INVESTMENTS

                                                                          SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INTERNET SOFTWARE (CONT.)
Kana Communications, Inc. *..........................                      5,600                               $   238,350
Landacorp, Inc. *....................................                        300                                     1,181
Loudeye Technologies, Inc. *.........................                      3,200                                    56,400
Macromedia, Inc. *...................................                      4,000                                   348,000
NDS Group plc *......................................                      1,000                                    56,500
Netpliance, Inc. *...................................                        400                                     3,600
Portal Software, Inc. *..............................                      5,000                                   229,375
Rhythms NetConnections, Inc. *.......................                      1,000                                    20,687
Scient Corp. *.......................................                     10,000                                   540,000
Websense, Inc. *.....................................                        400                                    13,000
XCare.net, Inc. *....................................                        500                                     2,937
                                                                                                               -----------
                                                                                                                 2,589,367
------------------------------------------------------------------------------------------------------------------------------------
NETWORK SOFTWARE -- 4.27%
Documentum, Inc. *...................................                      6,000                                   354,000
JNI Corp. *..........................................                      5,300                                   211,669
OTG Software, Inc. *.................................                        500                                    11,000
Redback Networks, Inc. *.............................                      3,000                                   238,125
Ulticom, Inc. *......................................                        300                                     9,900
Universal Access, Inc. *.............................                        400                                     8,200
                                                                                                               -----------
                                                                                                                   832,894
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.55%
Apropos Technology, Inc. *...........................                        300                                     3,375
AT&T Wireless Group *................................                      1,500                                    47,719
CIENA Corp. *........................................                      7,500                                   927,188
Critical Path, Inc. *................................                      5,000                                   290,625
GoAmerica, Inc. *....................................                        400                                     3,975
i3 Mobile, Inc. *....................................                        300                                     5,625
                                                                                                               -----------
                                                                                                                 1,278,507
------------------------------------------------------------------------------------------------------------------------------------
VENTURE CAPITAL -- 0.47%
Brantley Capital Corp. *.............................                     10,000                                    91,250
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS -- (COST $20,685,477)............                                                           19,587,278
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.89%
UMB Bank, U.S. Treasury Notes, $959,000 par, 5.43% coupon,
  due 5/1/00, dated 4/28/00, to be sold on 7/31/01 at
  $955,432 (Cost $955,000)...........................                    955,000                                   955,000
                                                                                                               -----------
CASH AND EQUIVALENTS -- 1.38%
UMB Money Market Fiduciary 4.40%, 05/01/00...........                    269,925                                   269,925
TOTAL INVESTMENTS -- 106.68% -- (COST $21,910,402 **)...                                                        20,812,203
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -- (6.68%)...                                                    (1,302,487)
                                                                                                               -----------
NET ASSETS -- 100.00%................................                                                          $19,509,716
                                                                                                               ===========
------------------------------------------------------------------------------------------------------------------------------------

*  Non-income producing security.
** Also represents cost for Federal income tax purposes.
   See accompanying notes to financial statements.

ROULSTON  FUNDS

ROULSTON INTERNATIONAL EQUITY FUND                    April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                          SHARES                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS -- 95.24%
AUSTRALIA -- 1.21%
BANKS -- 0.14%
National Australia Bank, Ltd..........................                         265                              $    18,070
National Australia Bank, Ltd..........................                       1,000                                   13,689
                                                                                                                -----------
                                                                                                                     31,759
                                                                                                                -----------
MANUFACTURING -- 0.51%
Broken Hill Proprietary Co., Ltd......................                       5,500                                  116,531
MULTI MEDIA -- 0.56%
The News Corp., Ltd...................................                       2,500                                  128,594
                                                                                                                -----------
                                                                                                                    276,884
------------------------------------------------------------------------------------------------------------------------------------
DENMARK -- 0.53%
BANKS -- 0.03%
Den Danske Bank.......................................                          75                                    7,471
TELECOMMUNICATIONS -- 0.50%
Tele Danmark A/S......................................                       3,000                                  113,625
                                                                                                                -----------
                                                                                                                    121,096
------------------------------------------------------------------------------------------------------------------------------------
FINLAND -- 1.67%
PAPER PRODUCTS -- 0.68%
UPM-Kymmene Oyj.......................................                       6,000                                  156,375
TECHNOLOGY -- 0.99%
Nokia Oyj.............................................                       4,000                                  227,500
                                                                                                                -----------
                                                                                                                    383,875
------------------------------------------------------------------------------------------------------------------------------------
FRANCE -- 14.91%
COSMETICS -- 1.78%
L'Oreal SA............................................                       3,000                                  407,877
FOOD & BEVERAGES -- 1.82%
Danone................................................                       2,460                                  110,393
LVMH (Louis Vuitton Moet Hennessy)....................                       3,500                                  308,875
                                                                                                                -----------
                                                                                                                    419,268
                                                                                                                -----------
HEALTHCARE SERVICES -- 1.93%
Aventis S.A...........................................                       7,875                                  442,969
INSURANCE -- 2.00%
Axa...................................................                       6,000                                  460,500
MULTIMEDIA -- 2.39%
Thomson Multimedia *..................................                       3,000                                  291,000
Vivendi...............................................                      13,000                                  257,776
                                                                                                                -----------
                                                                                                                    548,776
                                                                                                                -----------

                                                  SCHEDULE OF INVESTMENTS

                                                                          SHARES                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
FRANCE (CONT.)
OIL / REFINING / MARKETING -- 2.92%
Bouygues Offshore S.A.................................                      11,000                              $   240,625
Total Fina Elf........................................                       5,699                                  430,987
                                                                                                                -----------
                                                                                                                    671,612
                                                                                                                -----------
TECHNOLOGY -- 1.38%
Alcatel...............................................                       7,000                                  318,063
                                                                                                                -----------
TELECOMMUNICATIONS -- 0.69%
France Telecom S.A....................................                       1,000                                  158,937
                                                                                                                -----------
                                                                                                                  3,428,002
------------------------------------------------------------------------------------------------------------------------------------
GERMANY -- 11.78%
AUTOMOBILES -- 0.50%
DaimlerChrysler AG....................................                       2,000                                  115,125
BANKS -- 3.37%
Commerzbank AG........................................                       6,000                                  227,449
Deutsche Bank AG......................................                       8,120                                  546,814
                                                                                                                -----------
                                                                                                                    774,263
                                                                                                                -----------
CHEMICALS -- 2.35%
BASF AG...............................................                         225                                    9,749
Bayer AG..............................................                       5,185                                  215,217
Celanese AG *.........................................                          27                                      543
Roche Holding AG......................................                       3,000                                  314,040
                                                                                                                -----------
                                                                                                                    539,549
                                                                                                                -----------
CONGLOMERATE -- 0.02%
RWE AG................................................                         140                                    4,516
MANUFACTURING -- 4.82%
Siemens AG............................................                       5,000                                  739,450
Veba AG...............................................                       7,000                                  367,500
                                                                                                                -----------
                                                                                                                  1,106,950
                                                                                                                -----------
SOFTWARE -- 0.43%
SAP AG................................................                       2,000                                   98,250
TELECOMMUNICATIONS -- 0.29%
Deutsche Telekom AG...................................                       1,000                                   67,500
                                                                                                                -----------
                                                                                                                  2,706,153
------------------------------------------------------------------------------------------------------------------------------------
HONG KONG -- 2.54%
FINANCIAL SERVICES -- 2.54%
Hutchinson Whampoa Ltd................................                       8,000                                  582,874
------------------------------------------------------------------------------------------------------------------------------------
IRELAND -- 1.87%
HEALTHCARE SERVICES -- 1.87%
Elan Corp. plc *......................................                      10,000                                  428,750
------------------------------------------------------------------------------------------------------------------------------------

ROULSTON  FUNDS

ROULSTON INTERNATIONAL EQUITY FUND (CONT.)            April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                          SHARES                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
ITALY -- 2.27%
OIL / REFINING / MARKETING -- 0.69%
ENI...................................................                       3,060                              $   159,120
RETAILING -- 0.26%
Benetton Group SpA....................................                       1,624                                   60,799
TELECOMMUNICATIONS -- 1.32%
Telecom Italia SpA....................................                       2,125                                  303,609
                                                                                                                -----------
                                                                                                                    523,528
------------------------------------------------------------------------------------------------------------------------------------
JAPAN -- 24.78%
AUTOMOBILES -- 5.69%
Honda Motor Co., Ltd..................................                       8,000                                  708,000
Toyota Motor Corp.....................................                       6,000                                  599,625
                                                                                                                -----------
                                                                                                                  1,307,625
                                                                                                                -----------
CHEMICALS -- 0.05%
Fuji Photo Film.......................................                         300                                   12,300
COSMETICS -- 0.08%
FANCL Corp............................................                         130                                   18,915
ELECTRONICS -- 3.35%
Hitachi, Ltd..........................................                       2,205                                  270,802
Kyocera Corp..........................................                       2,930                                  486,563
Nintendo Co., Ltd.....................................                         660                                   13,741
                                                                                                                -----------
                                                                                                                    771,106
                                                                                                                -----------
FINANCIAL SERVICES -- 1.19%
Aiful Corp............................................                         375                                   37,809
The Bank of Tokyo-Mitsubishi, Ltd.....................                       7,000                                   90,563
The Tokio Marine & Fire Insurance Co., Ltd............                       3,000                                  144,750
                                                                                                                -----------
                                                                                                                    273,122
                                                                                                                -----------
FOOD & BEVERAGES -- 0.98%
Ito-Yokado Co., Ltd...................................                       3,000                                  218,813
Kirin Brewery Co., Ltd................................                          50                                    6,600
                                                                                                                -----------
                                                                                                                    225,413
                                                                                                                -----------
OFFICE / BUSINESS EQUIPMENT -- 1.57%
Canon, Inc............................................                       7,775                                  361,052
TECHNOLOGY -- 8.84%
Matsushita Electric Industrial Co., Ltd...............                       2,100                                  559,650
NEC Corp..............................................                       2,200                                  299,337
Pioneer Corp..........................................                      10,000                                  270,000
Sony Corp.............................................                       4,000                                  902,500
                                                                                                                -----------
                                                                                                                  2,031,487
                                                                                                                -----------
TELECOMMUNICATIONS -- 1.75%
Nippon Telegraph & Telephone Corp.....................                       6,300                                  401,231
                                                                                                                -----------

                                                  SCHEDULE OF INVESTMENTS

                                                                          SHARES                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
JAPAN (CONT.)
TRADING COMPANY -- 1.28%
Mitsui & Co., Ltd.....................................                       2,000                              $   295,000
                                                                                                                -----------
                                                                                                                  5,697,251
------------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS -- 9.30%
BANKS -- 1.49%
ING Groep N.V.........................................                       6,250                                  343,359
CHEMICALS -- 0.40%
Akzo Nobel N.V........................................                       2,210                                   91,750
ELECTRONICS -- 3.26%
Koninklijke (Royal) Philips Electronics N.V...........                      16,800                                  749,700
FOOD & BEVERAGES -- 0.03%
Unilever NV...........................................                         142                                    6,470
INSURANCE -- 1.26%
Aegon N.V.............................................                       4,000                                  289,500
OIL / REFINING / MARKETING -- 1.00%
Royal Dutch Petroleum Co..............................                       4,000                                  229,500
PUBLISHING -- 1.00%
Elsevier NV...........................................                       8,000                                  159,000
Wolters Kluwer NV.....................................                       3,000                                   70,968
                                                                                                                -----------
                                                                                                                    229,968
                                                                                                                -----------
TECHNOLOGY -- 0.42%
ASM Lithography Holding N.V. *........................                       2,400                                   96,000
TELECOMMUNICATIONS -- 0.44%
KPN NV................................................                       1,000                                  102,000
                                                                                                                -----------
                                                                                                                  2,138,247
------------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND -- 0.74%
TELECOMMUNICATIONS -- 0.74%
Telecom of New Zealand................................                       5,000                                  169,688
------------------------------------------------------------------------------------------------------------------------------------
NORWAY -- 0.38%
MANUFACTURING -- 0.38%
Norsk Hydro ASA.......................................                       2,330                                   86,210
------------------------------------------------------------------------------------------------------------------------------------
SINGAPORE -- 0.62%
BANKS -- 0.24%
DBS Group Holdings Ltd................................                       1,000                                   55,053
ELECTRONICS -- 0.38%
Chartered Semiconductor Manufacturing Ltd. *..........                       1,000                                   87,375
                                                                                                                -----------
                                                                                                                    142,428
------------------------------------------------------------------------------------------------------------------------------------

ROULSTON  FUNDS

ROULSTON INTERNATIONAL EQUITY FUND (CONT.)            April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                          SHARES                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
SPAIN -- 2.14%
BANKS -- 0.76%
Banco Bilbao Vizcaya S.A..............................                      12,000                              $   174,000
OIL / REFINING / MARKETING -- 0.22%
Repsol-YPF, S.A.......................................                       2,420                                   49,912
TELECOMMUNICATIONS -- 0.58%
Telefonica S.A. *.....................................                       2,021                                  133,891
UTILITIES -- 0.58%
Endesa S.A............................................                       6,355                                  134,249
                                                                                                                -----------
                                                                                                                    492,052
------------------------------------------------------------------------------------------------------------------------------------
SWEDEN -- 2.71%
AUTO & TRUCKS -- 0.02%
Volvo AB..............................................                         180                                    4,309
TELECOMMUNICATIONS -- 2.69%
Telefonaktiebolaget LM Ericsson AB....................                       7,000                                  619,063
                                                                                                                -----------
                                                                                                                    623,372
------------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND -- 0.04%
FOOD & BEVERAGES -- 0.04%
Nestle SA.............................................                         115                                   10,160
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 17.75%
BANKS -- 3.10%
Barclays plc..........................................                       4,000                                  428,000
HSBC Holdings plc.....................................                       4,970                                  284,222
                                                                                                                -----------
                                                                                                                    712,222
                                                                                                                -----------
CHEMICALS -- 0.30%
Imperial Chemical Industries plc......................                       2,000                                   69,500
FOOD & BEVERAGES -- 0.43%
Cadbury Schweppes plc.................................                         500                                   13,406
Diageo plc............................................                       2,500                                   85,000
                                                                                                                -----------
                                                                                                                     98,406
                                                                                                                -----------
HEALTHCARE SERVICES -- 5.56%
AstraZeneca Group plc.................................                      10,258                                  432,118
Glaxo Wellcome plc....................................                       6,500                                  408,281
SmithKline Beecham plc................................                       6,350                                  436,563
                                                                                                                -----------
                                                                                                                  1,276,962
                                                                                                                -----------
MEDIA -- 0.91%
Reuters Group plc.....................................                       2,000                                  208,625
OIL / REFINING / MARKETING -- 3.42%
BP Amoco plc..........................................                      15,200                                  775,200
Shell Transport & Trading Co..........................                         220                                   10,615
                                                                                                                -----------
                                                                                                                    785,815
                                                                                                                -----------

                                                  SCHEDULE OF INVESTMENTS

                                                                          SHARES                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
UNITED KINGDOM (CONT.)
TELECOMMUNICATIONS -- 3.80%
British Telecommunications plc........................                       2,595                              $   474,885
Vodafone AirTouch plc.................................                       8,500                                  399,500
                                                                                                                -----------
                                                                                                                    874,385
                                                                                                                -----------
TRANSPORTATION -- 0.23%
British Airways plc...................................                       1,000                                   52,625
                                                                                                                -----------
                                                                                                                  4,078,540
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS -- (COST $22,215,098).............                                                           21,889,110
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.71%
Bank of New York, U.S. Treasury Bond, $835,000 par, 5.65%
  coupon, due 5/1/00, dated 4/28/00, to be sold on 8/15/20
  at $1,083,510 (Cost $1,083,000).....................                   1,083,000                                1,083,000
                                                                                                                -----------
CASH AND EQUIVALENTS -- 0.00%
Bank of New York Cash Reserve 4.80%, 05/01/00.........                         746                                      746
                                                                                                                -----------
TOTAL INVESTMENTS -- 99.95% -- (COST $23,298,844 **)...                                                          22,972,856
                                                                                                                -----------
CASH IN EXCESS OF LIABILITIES AND OTHER ASSETS -- 0.05%...                                                           12,038
                                                                                                                -----------
NET ASSETS -- 100.00%.................................                                                          $22,984,894
                                                                                                                ===========
------------------------------------------------------------------------------------------------------------------------------------

*  Non-income producing security.
** Also represents cost for Federal income tax purposes.
   See accompanying notes to financial statements.

ROULSTON  FUNDS

ROULSTON GROWTH FUND                                  April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                          SHARES                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS -- 92.68%
COMPUTERS -- 2.16%
Dell Computer Corp.*...........................                              7,200                              $   360,900
Hewlett-Packard Co.............................                              2,500                                  337,500
                                                                                                                -----------
                                                                                                                    698,400
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.72%
Lowe's Companies, Inc..........................                              5,000                                  247,500
The Home Depot, Inc............................                              5,500                                  308,344
                                                                                                                -----------
                                                                                                                    555,844
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 1.10%
Jones Apparel Group, Inc.*.....................                             12,000                                  356,250
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES -- 11.04%
General Electric Co............................                             10,000                                1,572,500
Honeywell International, Inc...................                             14,000                                  784,000
Minnesota Mining and Manufacturing Co..........                              3,400                                  294,100
Tyco International, Ltd........................                             20,000                                  918,750
                                                                                                                -----------
                                                                                                                  3,569,350
------------------------------------------------------------------------------------------------------------------------------------
FINANCE -- 2.92%
Citigroup, Inc.................................                              8,400                                  499,275
Firstar Corp...................................                              5,080                                  126,365
Freddie Mac....................................                              4,000                                  183,750
MBNA Corp......................................                              5,000                                  132,813
                                                                                                                -----------
                                                                                                                    942,203
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 18.43%
Baxter International, Inc......................                             11,000                                  716,375
Cardinal Health, Inc...........................                             10,000                                  550,625
Elan Corp. plc *...............................                             13,000                                  557,375
Johnson & Johnson..............................                              4,000                                  330,000
Medtronic, Inc.................................                              5,000                                  259,687
Merck & Co., Inc...............................                              5,500                                  382,250
Patterson Dental Co. *.........................                              7,000                                  336,875
Pfizer, Inc....................................                             45,000                                1,895,625
Stryker Corp...................................                             12,900                                  927,188
                                                                                                                -----------
                                                                                                                  5,956,000
------------------------------------------------------------------------------------------------------------------------------------
MATERIALS/SERVICES -- 7.02%
Computer Sciences Corp.*.......................                              4,000                                  326,250
Flextronics International Ltd.*................                              5,000                                  351,250
Lexmark International Group, Inc., Class A*....                              3,000                                  354,000
Paychex, Inc...................................                             23,500                                1,236,687
                                                                                                                -----------
                                                                                                                  2,268,187
------------------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 0.99%
Gannett Co., Inc...............................                              5,000                                  319,375
------------------------------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.79%
Cisco Systems, Inc. *..........................                             13,000                                  901,266
------------------------------------------------------------------------------------------------------------------------------------

                                                  SCHEDULE OF INVESTMENTS

                                                                          SHARES                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
OIL AND GAS EXTRACTION -- 0.43%
USX-Marathon Group.............................                              6,000                              $   139,875
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 18.31%
Altera Corp.*..................................                              5,700                                  582,825
Analog Devices, Inc.*..........................                             14,000                                1,075,375
Atmel Corp.*...................................                              5,000                                  244,688
Dallas Semiconductor Corp......................                              7,400                                  317,737
Integrated Device Technology, Inc.*............                              5,000                                  240,313
Microchip Technology, Inc.*....................                              9,250                                  574,078
Motorola, Inc..................................                              4,500                                  535,781
Solectron Corp.*...............................                              8,000                                  374,500
Texas Instruments, Inc.........................                              3,500                                  570,062
Vishay Intertechnology, Inc.*..................                              8,000                                  671,000
Xilinx, Inc.*..................................                             10,000                                  732,500
                                                                                                                -----------
                                                                                                                  5,918,859
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 18.00%
ADC Telecommunications, Inc.*..................                             32,000                                1,944,000
Adobe Systems, Inc.............................                              5,500                                  665,156
America Online, Inc.*..........................                             11,000                                  657,938
Corning, Inc...................................                              3,900                                  770,250
EMC Corp.*.....................................                              5,600                                  778,050
International Business Machines Corp...........                              3,900                                  435,338
Microsoft Corp.*...............................                              5,000                                  348,750
Tellabs, Inc.*.................................                              4,000                                  219,250
                                                                                                                -----------
                                                                                                                  5,818,732
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 7.77%
Broadwing, Inc.*...............................                              8,500                                  240,656
Global Crossing, Ltd.*.........................                              5,000                                  157,500
Lucent Technologies, Inc.......................                              5,000                                  310,937
MCI WorldCom, Inc.*............................                             10,300                                  468,006
Nortel Networks Corp...........................                              5,000                                  566,250
SDL, Inc.*.....................................                              3,000                                  585,000
Sprint Corp....................................                              3,000                                  184,500
                                                                                                                -----------
                                                                                                                  2,512,849
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS -- (COST $23,438,085)......                                                                  29,957,190
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.80%
UMB Bank, U.S. Treasury Notes, $2,855,000 par, 5.43%
  coupon, due 5/1/00, dated 4/28/00, to be sold on 7/31/01
  at $2,844,286 (Cost $2,843,000)..............                          2,843,000                                2,843,000
------------------------------------------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS -- 0.00%
UMB Money Market Fiduciary 4.40%, 05/01/00.....                                 46                                       46
------------------------------------------------------------------------------------------------------------------------------------

ROULSTON  FUNDS

ROULSTON GROWTH FUND (CONT.)                          April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

CALL OPTIONS -- 0.39%

                                 NUMBER OF                  EXPIRATION                   STRIKE                      VALUE
                                 CONTRACTS                     DATE                      PRICE                      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
AT&T Corp.                           250                     10/21/00                      $50                     $   125,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                         SHARES                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.87% -- (COST $26,572,506**)...                                                          32,925,236
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF CASH AND OTHER
  ASSETS -- (1.87%)....................................                                                            (602,814)
                                                                                                                -----------
NET ASSETS -- 100.00%..................................                                                         $32,322,422
                                                                                                                ===========
------------------------------------------------------------------------------------------------------------------------------------

*  Non-income producing security.
** Also represents cost for Federal income tax purposes.
   See accompanying costs to financial statements.

                                                  SCHEDULE OF INVESTMENTS

ROULSTON GROWTH AND INCOME FUND                       April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                          SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.50%
AUTO AND TRANSPORTATION -- 7.54%
Boeing Co............................................                     10,000                               $   396,875
Ford Motor Co........................................                     10,000                                   546,875
Southwest Airlines Co................................                     16,000                                   347,000
                                                                                                               -----------
                                                                                                                 1,290,750
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS -- 3.32%
Great Lakes Chemical Corp............................                      5,000                                   134,687
OM Group, Inc........................................                      4,000                                   184,000
Rohm and Haas Co.....................................                      7,000                                   249,375
                                                                                                               -----------
                                                                                                                   568,062
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.53%
Avery Dennison Corp..................................                      4,000                                   262,500
------------------------------------------------------------------------------------------------------------------------------------
ENERGY -- 11.09%
Baker Hughes, Inc....................................                     10,000                                   318,125
BP Amoco plc.........................................                      4,000                                   204,000
Chevron Corp.........................................                      4,000                                   340,500
El Paso Energy Corp..................................                      2,500                                   106,250
PECO Energy Co.......................................                      5,000                                   208,438
The Coastal Corp.....................................                      5,000                                   250,937
Tidewater, Inc.......................................                      8,000                                   238,000
USX-Marathon Group...................................                     10,000                                   233,125
                                                                                                               -----------
                                                                                                                 1,899,375
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL DEPOSITORIES -- 9.15%
Firstar Corp.........................................                     25,000                                   621,875
J.P. Morgan & Co., Inc...............................                      3,500                                   449,312
National City Corp...................................                      5,000                                    85,000
Wells Fargo Co.......................................                     10,000                                   410,625
                                                                                                               -----------
                                                                                                                 1,566,812
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 20.90%
American International Group, Inc....................                      4,000                                   438,750
Axa..................................................                      6,500                                   498,875
Citigroup, Inc.......................................                     10,000                                   594,375
Marsh & McLennan Companies, Inc......................                      4,500                                   443,531
Merrill Lynch & Co., Inc.............................                      4,500                                   458,719
Morgan Stanley Dean Witter & Co......................                      5,000                                   383,750
The Bank of New York Co., Inc........................                     10,000                                   410,625
The Chubb Corp.......................................                      5,500                                   349,938
                                                                                                               -----------
                                                                                                                 3,578,563
------------------------------------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 1.06%
Hershey Foods Corp...................................                      4,000                                   181,500
------------------------------------------------------------------------------------------------------------------------------------

ROULSTON  FUNDS

ROULSTON GROWTH AND INCOME FUND (CONT.)               April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                          SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HEALTH CARE -- 8.03%
American Home Products Corp..........................                      6,500                               $   365,219
Edwards Lifesciences Corp............................                      1,000                                    15,000
Eli Lilly and Co.....................................                      7,000                                   541,187
Johnson & Johnson....................................                      5,500                                   453,750
                                                                                                               -----------
                                                                                                                 1,375,156
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING -- 6.48%
Dover Corp...........................................                      7,000                                   355,687
Illinois Tool Works, Inc.............................                      5,000                                   320,312
Minnesota Mining and Manufacturing Co................                      5,000                                   432,500
                                                                                                               -----------
                                                                                                                 1,108,499
------------------------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 2.59%
Alcoa, Inc...........................................                      4,000                                   259,500
International Paper Co...............................                      5,000                                   183,750
                                                                                                               -----------
                                                                                                                   443,250
------------------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 1.68%
The New York Times Co................................                      7,000                                   288,313
------------------------------------------------------------------------------------------------------------------------------------
RETAIL -- 2.33%
Target Corp..........................................                      6,000                                   399,375
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 5.81%
Dallas Semiconductor Corp............................                      7,000                                   300,563
Hewlett-Packard Co...................................                      2,400                                   324,000
Motorola, Inc........................................                      3,100                                   369,094
                                                                                                               -----------
                                                                                                                   993,657
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.59%
ALLTEL Corp..........................................                      6,000                                   399,750
GTE Corp.............................................                      5,500                                   372,625
U S WEST, Inc........................................                      5,000                                   355,938
                                                                                                               -----------
                                                                                                                 1,128,313
------------------------------------------------------------------------------------------------------------------------------------

                                                  SCHEDULE OF INVESTMENTS

                                                                          SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES -- 9.40%
Alliant Energy Corp........................................               20,000                               $   600,000
Duke Energy Corp...........................................                9,000                                   517,500
Sprint Corp. *.............................................                8,000                                   492,000
                                                                                                               -----------
                                                                                                                 1,609,500
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS -- (COST $15,737,213)..................                                                     16,693,625
------------------------------------------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS -- 0.29%
UMB Money Market Fiduciary 4.40%, 05/01/00.................               49,459                                    49,459
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 97.79% -- (COST $15,786,672 **).......                                                     16,743,084

CASH IN EXCESS OF LIABILITIES AND OTHER ASSETS -- 2.21%....                                                        378,716
                                                                                                               -----------

NET ASSETS -- 100.00%......................................                                                    $17,121,800
                                                                                                               ===========
------------------------------------------------------------------------------------------------------------------------------------

*  Non-income producing security.
** Also represents cost for Federal income tax purposes.
   See accompanying notes to financial statements.

ROULSTON  FUNDS

ROULSTON GOVERNMENT SECURITIES FUND                   April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                            PRINCIPAL
                                                                             AMOUNT                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES -- 95.58%
CORPORATE BONDS -- 12.86%
AUTOMOTIVE -- 2.06%
DaimlerChrysler AG 7.13%, 04/10/03.................                        $1,000,000                          $   987,500
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.04%
Leggett & Platt, Inc. 7.65%, 02/15/05..............                           500,000                              500,000
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 2.54%
Hasbro, Inc. 7.95%, 03/15/03.......................                           250,000                              248,750
Proctor & Gamble Co. 6.60%, 12/15/04...............                         1,000,000                              971,250
                                                                                                               -----------
                                                                                                                 1,220,000
------------------------------------------------------------------------------------------------------------------------------------
FINANCE -- 3.61%
CIT Group, Inc. 7.13%, 10/15/04....................                           500,000                              487,500
General Electric Capital Corp. 7.25%, 02/01/05.....                           500,000                              498,125
HSBC Finance Nederland B.V. 7.40%, 04/15/03........                           500,000                              496,875
Wells Fargo Co. 7.20%, 05/01/03....................                           250,000                              249,723
                                                                                                               -----------
                                                                                                                 1,732,223
------------------------------------------------------------------------------------------------------------------------------------
MEDIA & ENTERTAINMENT -- 2.57%
Cox Enterprises, Inc. 8.00%, 02/15/07..............                           250,000                              245,000
Times Mirror Co. 6.65%, 10/15/01...................                         1,000,000                              988,750
                                                                                                               -----------
                                                                                                                 1,233,750
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.04%
Vodafone AirTouch plc 7.63%, 02/15/05..............                           500,000                              496,875
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS..............................                                                              6,170,348
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.70%
FEDERAL FARM CREDIT BANK -- 2.06%
6.75%, 01/13/03....................................                         1,000,000                              988,419
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.61%
7.00%, 02/15/03....................................                           750,000                              745,312
6.88%, 01/15/05....................................                         1,000,000                              984,379
                                                                                                               -----------
                                                                                                                 1,729,691
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.03%
6.50%, 08/15/04....................................                         1,000,000                              971,577
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...........                                                              3,689,687
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 75.02%
U.S. TREASURY BILL -- 0.11%
0.00%, 09/21/00....................................                            52,000                               50,800
------------------------------------------------------------------------------------------------------------------------------------

                                                  SCHEDULE OF INVESTMENTS

                                                                            PRINCIPAL
                                                                             AMOUNT                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (CONT.)
U.S. TREASURY NOTES -- 74.91%
6.38%, 01/31/02.....................................................       $1,500,000                          $ 1,491,634
6.50%, 02/28/02.....................................................        3,000,000                            2,988,443
6.25%, 02/15/03.....................................................        3,000,000                            2,970,260
6.00%, 08/15/04.....................................................        3,000,000                            2,937,985
6.50%, 05/15/05.....................................................        7,500,000                            7,488,641
6.50%, 08/15/05.....................................................        7,500,000                            7,481,083
6.88%, 05/15/06.....................................................        2,500,000                            2,543,293
6.50%, 10/15/06.....................................................        3,000,000                            2,996,425
6.00%, 08/15/09.....................................................        2,000,000                            1,955,424
6.50%, 02/15/10.....................................................        3,000,000                            3,058,660
                                                                                                               -----------
                                                                                                                35,911,848
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS...................................                                            35,962,648
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES -- (COST $45,927,392).................                                            45,822,683
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.12%
UMB Bank, U.S. Treasury Notes, $1,526,000 par, 5.43% coupon, due 5/1/00, dated 4/28/00, to be sold on 9/30/01 at
    $1,497,677 (Cost $1,497,000)....................................        1,497,000                            1,497,000
------------------------------------------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS -- 0.00%
UMB Money Market Fiduciary 4.40%, 05/01/00..........................              647                                  647
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.70% -- (COST $47,425,039 **)................                                            47,320,330
                                                                                                               -----------
CASH IN EXCESS OF LIABILITIES AND OTHER ASSETS -- 1.30%.............                                               621,393
                                                                                                               -----------
NET ASSETS -- 100.00%...............................................                                           $47,941,723
                                                                                                               ===========
------------------------------------------------------------------------------------------------------------------------------------

** Also represents cost for Federal income tax purposes.
   See accompanying notes to financial statements.

AT APRIL 30, 2000, THE FUND'S OPEN LONG POSITION FUTURES CONTRACTS WERE AS
FOLLOWS:

       NUMBER
         OF
     CONTRACTS               CONTRACT              EXPIRATION             UNREALIZED
     PURCHASED                 TYPE                   DATE               APPRECIATION
-----------------------------------------------------------------------------------------
         1                U.S. Long Bond           June 2000                 $125
                                                                             ====
-----------------------------------------------------------------------------------------

ROULSTON  FUNDS                            STATEMENTS OF ASSETS AND LIABILITIES

                                                      April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                            ROULSTON       ROULSTON       ROULSTON
                                            EMERGING     INTERNATIONAL     GROWTH
                                          GROWTH FUND     EQUITY FUND       FUND
------------------------------------------------------------------------------------
ASSETS:
Investments in securities at value (cost
  $21,910,402, $23,298,844, $26,572,506,
  $15,786,672 and $47,425,039,
  respectively).........................  $20,812,203     $22,972,856    $32,925,236
Cash....................................            0               0              0
Receivable for capital stock sold.......       32,833          50,000        587,626
Receivable for securities sold..........    1,026,997       1,320,994      2,319,000
Dividends and interest receivable.......        1,951          30,799          6,223
Variation margin on futures contract
  (Note F)..............................            0               0              0
Other assets............................        1,065             774          8,658
                                          -----------     -----------    -----------
         Total assets...................   21,875,049      24,375,423     35,846,743
                                          -----------     -----------    -----------
LIABILITIES:
Payable for capital stock redeemed......       20,000               0         63,460
Payable for securities purchased........    2,337,553       1,371,298      3,425,800
Accrued expenses........................        5,024           4,081         25,406
Payable to advisor......................        2,756          15,150          9,655
Distributions payable...................            0               0              0
                                          -----------     -----------    -----------
         Total liabilities..............    2,365,333       1,390,529      3,524,321
                                          -----------     -----------    -----------
NET ASSETS:
Applicable to 620,844, 1,869,254,
  2,176,532, 1,499,291, and 5,037,200
  shares outstanding, respectively......  $19,509,716     $22,984,894    $32,322,422
                                          ===========     ===========    ===========
NET ASSETS CONSIST OF:
Capital paid-in.........................  $18,176,873     $22,374,941    $23,992,409
Undistributed net investment income
  (loss)................................      (68,182)        (12,110)      (451,316)
Accumulated net realized gain (loss) on
  investments...........................    2,499,223         948,051      2,428,599
Net unrealized appreciation
  (depreciation) on investments.........   (1,098,198)       (325,988)     6,352,730
                                          -----------     -----------    -----------
                                          $19,509,716     $22,984,894    $32,322,422
                                          ===========     ===========    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE.......................  $     31.42     $     12.30    $     14.85
                                          ===========     ===========    ===========
------------------------------------------------------------------------------------

                                            ROULSTON        ROULSTON
                                           GROWTH AND      GOVERNMENT
                                          INCOME FUND    SECURITIES FUND
----------------------------------------  ------------------------------
ASSETS:
Investments in securities at value (cost
  $21,910,402, $23,298,844, $26,572,506,
  $15,786,672 and $47,425,039,
  respectively).........................  $16,743,084      $47,320,330
Cash....................................            0          587,984
Receivable for capital stock sold.......            0            1,206
Receivable for securities sold..........      468,915        1,004,951
Dividends and interest receivable.......       28,184          748,594
Variation margin on futures contract
  (Note F)..............................            0              125
Other assets............................        6,708            3,008
                                          -----------      -----------
         Total assets...................   17,246,891       49,666,198
                                          -----------      -----------
LIABILITIES:
Payable for capital stock redeemed......       98,463                0
Payable for securities purchased........            0        1,497,000
Accrued expenses........................       20,466            3,786
Payable to advisor......................        6,162            8,356
Distributions payable...................            0          215,333
                                          -----------      -----------
         Total liabilities..............      125,091        1,724,475
                                          -----------      -----------
NET ASSETS:
Applicable to 620,844, 1,869,254,
  2,176,532, 1,499,291, and 5,037,200
  shares outstanding, respectively......  $17,121,800      $47,941,723
                                          ===========      ===========
NET ASSETS CONSIST OF:
Capital paid-in.........................  $17,363,186      $48,474,533
Undistributed net investment income
  (loss)................................       16,388                0
Accumulated net realized gain (loss) on
  investments...........................   (1,214,186)        (428,226)
Net unrealized appreciation
  (depreciation) on investments.........      956,412         (104,584)
                                          -----------      -----------
                                          $17,121,800      $47,941,723
                                          ===========      ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE.......................  $     11.42      $      9.52
                                          ===========      ===========
------------------------------------------------------------------------------------

See accompanying notes to financial statements

ROULSTON  FUNDS                                  STATEMENTS OF OPERATIONS

                             For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                            ROULSTON       ROULSTON       ROULSTON
                                            EMERGING     INTERNATIONAL     GROWTH
                                          GROWTH FUND     EQUITY FUND       FUND
------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                 $     2,875     $    66,082    $    78,205
Interest................................       54,888          41,067         24,630
Foreign taxes withheld on dividends.....            0          (2,083)             0
                                          -----------     -----------    -----------
         Total investment income........       57,763         105,066        102,835
                                          -----------     -----------    -----------
EXPENSES:
Investment advisory fees (Note B).......       54,528          51,481        124,256
Distribution expenses (Note B)..........       18,176          17,160         41,418
Administration fees.....................       10,518          10,496         37,362
Transfer agent fees.....................       13,754          13,380         33,703
Legal fees..............................        1,240           1,301          7,529
Pricing fees............................        3,069           2,958         13,139
Registration expenses...................        7,918           7,937          8,272
Custodian fees..........................        8,696           6,537         13,205
Printing fees...........................        1,586           1,345          5,283
Auditing fees...........................        1,140           1,192          3,521
Insurance fees..........................          626             454          7,232
Trustees fees...........................          677             678          4,081
Amortization of organizational costs
  (Note A)..............................            0               0          1,532
Miscellaneous expenses..................        2,355             524          4,116
                                          -----------     -----------    -----------
         Total expenses.................      124,283         115,443        304,649
Expenses reimbursed (Note B)............       (2,026)              0        (73,960)
                                          -----------     -----------    -----------
         Net expenses...................      122,257         115,443        230,689
                                          -----------     -----------    -----------
NET INVESTMENT INCOME...................      (64,494)        (10,377)      (127,854)
                                          -----------     -----------    -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) on
  investments...........................    2,496,159         950,592      3,148,769
Net change in unrealized appreciation
  (depreciation) on investments.........   (1,613,547)       (425,314)     3,315,974
                                          -----------     -----------    -----------
Net realized and unrealized gain/(loss)
  on investments........................      882,612         525,278      6,464,743
                                          -----------     -----------    -----------
INCREASE/(DECREASE) IN NET ASSETS FROM
  OPERATIONS............................  $   818,118     $   514,901    $ 6,336,889
                                          ===========     ===========    ===========
------------------------------------------------------------------------------------

                                            ROULSTON        ROULSTON
                                           GROWTH AND      GOVERNMENT
                                          INCOME FUND    SECURITIES FUND
----------------------------------------  ------------------------------
INVESTMENT INCOME:
Dividends                                 $   200,688      $         0
Interest................................       12,836          890,414
Foreign taxes withheld on dividends.....         (914)               0
                                          -----------      -----------
         Total investment income........      212,610          890,414
                                          -----------      -----------
EXPENSES:
Investment advisory fees (Note B).......       83,220           33,748
Distribution expenses (Note B)..........       27,740           33,748
Administration fees.....................       27,075           24,540
Transfer agent fees.....................       24,884           15,517
Legal fees..............................        5,685            2,722
Pricing fees............................        9,156            6,238
Registration expenses...................        7,505            4,643
Custodian fees..........................       10,452            8,032
Printing fees...........................        4,912            4,300
Auditing fees...........................        2,656            3,057
Insurance fees..........................        5,374            1,961
Trustees fees...........................        3,210            2,074
Amortization of organizational costs
  (Note A)..............................        1,532            1,532
Miscellaneous expenses..................        2,451            1,027
                                          -----------      -----------
         Total expenses.................      215,852          143,139
Expenses reimbursed (Note B)............      (48,213)         (21,295)
                                          -----------      -----------
         Net expenses...................      167,639          121,844
                                          -----------      -----------
NET INVESTMENT INCOME...................       44,971          768,570
                                          -----------      -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) on
  investments...........................     (501,671)        (290,802)
Net change in unrealized appreciation
  (depreciation) on investments.........     (905,245)        (100,665)
                                          -----------      -----------
Net realized and unrealized gain/(loss)
  on investments........................   (1,406,916)        (391,467)
                                          -----------      -----------
INCREASE/(DECREASE) IN NET ASSETS FROM
  OPERATIONS............................  $(1,361,945)     $   377,103
                                          ===========      ===========
------------------------------------------------------------------------------------

See accompanying notes to financial statements

ROULSTON  FUNDS

---------------------------------------------------------------------------------------------------------------------------------

                                         ROULSTON EMERGING            ROULSTON INTERNATIONAL
                                            GROWTH FUND                     EQUITY FUND                 ROULSTON GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
                                   Six Months Ended     Period     Six Months Ended     Period     Six Months Ended      Year
                                       4/30/00          Ended          4/30/00          Ended          4/30/00           Ended
                                     (Unaudited)      10/31/99*      (Unaudited)      10/31/99*      (Unaudited)       10/31/99
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss).....    $   (64,494)     $   (3,688)    $   (10,377)     $   (1,733)    $  (127,854)     $  (129,539)
Net realized gain/(loss) on
 investments.....................      2,496,159         200,921         950,592          19,450       3,148,769        1,202,908
Net change in unrealized
 appreciation (depreciation) on
 investments.....................     (1,613,547)        515,349        (425,314)         99,326       3,315,974       (5,781,566)
                                     -----------      ----------     -----------      ----------     -----------      -----------
Increase/Decrease in net
 assets..........................        818,118         712,582         514,901         117,043       6,336,889       (4,708,197)
                                     -----------      ----------     -----------      ----------     -----------      -----------

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
From net investment income.......              0               0               0               0               0                0
From net realized gains..........       (197,857)              0         (21,991)              0      (1,292,476)     (10,062,251)
                                     -----------      ----------     -----------      ----------     -----------      -----------
Total distributions..............       (197,857)              0         (21,991)              0      (1,292,476)     (10,062,251)
                                     -----------      ----------     -----------      ----------     -----------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold........     19,483,287       2,627,024      21,294,097       2,575,025      16,962,430       16,187,480
Reinvestment of dividends........        197,569               0          21,991               0       1,281,949        9,955,688
Amount paid for repurchase of
 shares..........................     (4,074,905)        (56,102)     (1,496,788)        (19,384)    (27,377,917)     (40,348,304)
                                     -----------      ----------     -----------      ----------     -----------      -----------
Net increase (decrease) from
 capital transactions............     15,605,951       2,570,922      19,819,300       2,555,641      (9,133,538)     (14,205,136)
                                     -----------      ----------     -----------      ----------     -----------      -----------
Total increase (decrease) in net
 assets..........................     16,226,212       3,283,504      20,312,210       2,672,684      (4,089,125)     (28,975,584)

NET ASSETS:
Beginning of period..............      3,283,504               0       2,672,684               0      36,411,547       65,387,131
                                     -----------      ----------     -----------      ----------     -----------      -----------
End of period....................    $19,509,716      $3,283,504     $22,984,894      $2,672,684     $32,322,422      $36,411,547
                                     ===========      ==========     ===========      ==========     ===========      ===========
Accumulated undistributed net
 investment income (loss)
 included in net assets at end of
 period..........................    $   (68,182)     $        0     $   (12,110)     $        0     $  (451,316)     $  (323,462)
                                     -----------      ----------     -----------      ----------     -----------      -----------

CAPITAL SHARE TRANSACTIONS:
Shares sold......................        569,387         174,830       1,723,338         263,309       1,232,308        1,222,425
Shares issued on reinvestment of
 dividends.......................          7,288               0           1,865               0         132,058          614,567
Shares repurchased...............       (125,479)         (5,182)       (117,249)         (2,009)     (2,043,320)      (2,956,848)
                                     -----------      ----------     -----------      ----------     -----------      -----------
Net increase (decrease) from
 capital transactions............        451,196         169,648       1,607,954         261,300        (678,954)      (1,119,856)
                                     ===========      ==========     ===========      ==========     ===========      ===========
------------------------------------------------------------------------------------------------------------------------------------

* For the period 7/1/99 (inception) to 10/31/99.
  See accompanying notes to financial statements.

                                           STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                         ROULSTON GROWTH AND INCOME      ROULSTON GOVERNMENT SECURITIES
                                                    FUND                              FUND
-------------------------------------------------------------------------------------------------------
                                       Six Months Ended       Year       Six Months Ended      Year
                                           4/30/00           Ended           4/30/00           Ended
                                         (Unaudited)        10/31/99       (Unaudited)       10/31/99
-------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss).........    $     44,971     $     15,301     $   768,570      $   253,985
Net realized gain/(loss) on
 investments.........................        (501,671)       5,434,280        (290,802)        (118,323)
Net change in unrealized appreciation
 (depreciation) on investments.......        (905,245)      (5,371,568)       (100,665)        (226,890)
                                         ------------     ------------     -----------      -----------
Increase/Decrease in net assets......      (1,361,945)          78,013         377,103          (91,228)
                                         ------------     ------------     -----------      -----------

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
From net investment income...........               0          (22,171)       (768,570)        (253,966)
From net realized gains..............      (5,422,162)      (2,716,374)              0                0
                                         ------------     ------------     -----------      -----------
Total distributions..................      (5,422,162)      (2,738,545)       (768,570)        (253,966)
                                         ------------     ------------     -----------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold............       4,034,688       23,543,757      44,484,845       12,015,925
Reinvestment of dividends............       5,278,830        1,813,267         461,814          234,777
Amount paid for repurchase of
 shares..............................     (15,277,785)     (25,873,256)     (9,351,716)      (4,224,017)
                                         ------------     ------------     -----------      -----------
Net increase (decrease) from capital
 transactions........................      (5,964,267)        (516,232)     35,594,943        8,026,685
                                         ------------     ------------     -----------      -----------
Total increase (decrease) in net
 assets..............................     (12,748,374)      (3,176,764)     35,203,476        7,681,491

NET ASSETS:
Beginning of period..................      29,870,174       33,046,938      12,738,247        5,056,756
                                         ------------     ------------     -----------      -----------
End of period........................    $ 17,121,800     $ 29,870,174     $47,941,723      $12,738,247
                                         ============     ============     ===========      ===========
Accumulated undistributed
 (distributions in excess of) net
 investment income included in net
 assets at end of period.............    $     16,388     $    (28,583)    $         0      $       (15)
                                         ------------     ------------     -----------      -----------

CAPITAL SHARE TRANSACTIONS:
Shares sold..........................         354,358        1,445,258       4,659,771        1,224,142
Shares issued on reinvestment of
 dividends...........................         463,934          108,971          48,257           22,213
Shares repurchased...................      (1,326,933)      (1,626,151)       (978,893)        (423,245)
                                         ------------     ------------     -----------      -----------
Net increase (decrease) from capital
 transactions........................        (508,641)         (71,922)      3,729,135          823,110
                                         ============     ============     ===========      ===========
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

ROULSTON FUNDS
--------------------------------------------------------------------------------
The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

---------------------------------------------------------------------------------------------------------------------------
                                   ROULSTON EMERGING          ROULSTON INTERNATIONAL
                                      GROWTH FUND                   EQUITY FUND                 ROULSTON GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
                              Six Months                    Six Months                    Six Months
                                 Ended         Period          Ended         Period          Ended        Year       Year
                                4/30/00         Ended         4/30/00         Ended         4/30/00      Ended      Ended
                              (Unaudited)   10/31/1999***   (Unaudited)   10/31/1999***   (Unaudited)   10/31/99   10/31/98
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................    $ 19.35        $10.00         $ 10.23        $10.00         $ 12.75     $ 16.45    $ 18.88
                                -------        ------         -------        ------         -------     -------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss).....................      (0.09)        (0.02)           0.00         (0.01)          (0.09)      (0.06)     (0.03)
Net realized and unrealized
 gain (loss) on
 investments................      12.97          9.37            2.11          0.24            2.67       (1.03)     (1.30)
                                -------        ------         -------        ------         -------     -------    -------
Total from investment
 operations.................      12.88          9.35            2.11          0.23            2.58       (1.09)     (1.33)
                                -------        ------         -------        ------         -------     -------    -------
LESS DISTRIBUTIONS:
From net investment
 income.....................       0.00          0.00            0.00          0.00            0.00        0.00       0.00
From realized capital
 gains......................      (0.81)         0.00           (0.04)         0.00           (0.48)      (2.61)     (1.10)
                                -------        ------         -------        ------         -------     -------    -------
   Total distributions......      (0.81)         0.00           (0.04)         0.00           (0.48)      (2.61)     (1.10)
                                -------        ------         -------        ------         -------     -------    -------
NET ASSET VALUE, END OF
 PERIOD.....................    $ 31.42        $19.35         $ 12.30        $10.23         $ 14.85     $ 12.75    $ 16.45
                                =======        ======         =======        ======         =======     =======    =======
TOTAL RETURN................      67.43%**      93.30%**        20.62%**       2.30%**        20.83%**    (9.18)%    (7.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)......................    $19,510        $3,284         $22,985        $2,673         $32,322     $36,412    $65,387
Ratio of expenses to average
 net assets
   before reimbursement of
     expenses by Adviser....       1.68%*       11.54%*          1.65%*       15.24%*          1.81%*      1.57%      1.43%
   after reimbursement of
     expenses by Adviser....       1.65%*        1.95%*           N/A%*        1.95%*          1.37%*      1.38%      1.38%
Ratio of net investment
 income to average net
 assets
   before reimbursement of
     expenses by Adviser....      (0.90)%*     (10.46)%*        (0.15)%*     (13.86)%*        (1.20)%*    (0.44)%    (0.18)%
   after reimbursement of
     expenses by Adviser....      (0.87)%*      (0.87)%*          N/A%*       (0.57)%*        (0.76)%*    (0.26)%    (0.13)%
Portfolio turnover..........     146.21%        79.91%**        33.70%        51.26%**        44.24%     121.21%     52.23%

                                   ROULSTON GROWTH FUND
----------------------------  ------------------------------
                                Year       Year       Year
                               Ended      Ended      Ended
                              10/31/97   10/31/96   10/31/95
----------------------------  ------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $ 15.50    $ 13.55    $ 12.27
                              -------    -------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss).....................    (0.01)      0.02       0.04
Net realized and unrealized
 gain (loss) on
 investments................     4.55       2.16       2.04
                              -------    -------    -------
Total from investment
 operations.................     4.54       2.18       2.08
                              -------    -------    -------
LESS DISTRIBUTIONS:
From net investment
 income.....................    (0.01)     (0.03)     (0.04)
From realized capital
 gains......................    (1.15)     (0.20)     (0.76)
                              -------    -------    -------
   Total distributions......    (1.16)     (0.23)     (0.80)
                              -------    -------    -------
NET ASSET VALUE, END OF
 PERIOD.....................  $ 18.88    $ 15.50    $ 13.55
                              =======    =======    =======
TOTAL RETURN................    31.00%     16.28%     18.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)......................  $77,017    $57,198    $49,408
Ratio of expenses to average
 net assets
   before reimbursement of
     expenses by Adviser....     1.58%      1.69%      1.57%
   after reimbursement of
     expenses by Adviser....     1.38%      1.38%      1.41%
Ratio of net investment
 income to average net
 assets
   before reimbursement of
     expenses by Adviser....    (0.25)%    (0.16)%     0.14%
   after reimbursement of
     expenses by Adviser....    (0.05)%     0.15%      0.29%
Portfolio turnover..........    41.16%     58.01%     46.51%

  * Annualized
 ** Not annualized
*** For the period 7/1/99 (inception) to 10/31/99.
N/A - not applicable

See accompanying notes to financial statements.

                                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                     ROULSTON GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------
                                 Six Months
                                   Ended        Year       Year       Year       Year       Year
                                  4/30/00      Ended      Ended      Ended      Ended      Ended
                                (Unaudited)   10/31/99   10/31/98   10/31/97   10/31/96   10/31/95
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................      $ 14.88     $ 15.89    $ 17.87    $ 14.22    $ 12.29    $ 10.68
                                  -------     -------    -------    -------    -------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss).....................         0.02        0.01       0.01       0.05       0.13       0.15
Net realized and unrealized
 gain (loss) on
 investments................        (0.63)      (0.08)     (0.15)      4.83       2.04       1.68
                                  -------     -------    -------    -------    -------    -------
Total from investment
 operations.................        (0.61)      (0.07)     (0.14)      4.88       2.17       1.83
                                  -------     -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
From net investment
 income.....................         0.00       (0.01)      0.00      (0.09)     (0.14)     (0.12)
From realized capital
 gains......................        (2.85)      (0.93)     (1.84)     (1.14)     (0.10)     (0.10)
                                  -------     -------    -------    -------    -------    -------
   Total distributions......        (2.85)      (0.94)     (1.84)     (1.23)     (0.24)     (0.22)
                                  -------     -------    -------    -------    -------    -------
NET ASSET VALUE, END OF
 PERIOD.....................      $ 11.42     $ 14.88    $ 15.89    $ 17.87    $ 14.22    $ 12.29
                                  =======     =======    =======    =======    =======    =======
TOTAL RETURN................        (4.14)%**   (1.07)%    (1.20)%    36.61%     17.77%     17.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)......................      $17,122     $29,870    $33,047    $30,841    $23,071    $23,082
Ratio of expenses to average
 net assets
   before reimbursement of
     expenses by Adviser....         1.92%*      1.61%      1.53%      1.76%      1.83%      1.79%
   after reimbursement of
     expenses by Adviser....         1.49%*      1.48%      1.49%      1.50%      1.50%      1.50%
Ratio of net investment
 income to average net
 assets
   before reimbursement of
     expenses by Adviser....        (0.03)%*    (0.29)%    (0.02)%     0.03%      0.58%      0.98%
   after reimbursement of
     expenses by Adviser....          0.40%       0.04%     0.02%      0.29%      0.91%      1.26%
Portfolio turnover..........        65.73%     126.99%     40.43%     42.45%     34.02%     13.36%

                    ROULSTON GOVERNMENT SECURITIES FUND
---------------------------------------------------------------------------------------------------
                                 Six Months
                                   Ended        Year       Year       Year       Year       Year
                                  4/30/00      Ended      Ended      Ended      Ended      Ended
                                (Unaudited)   10/31/99   10/31/98   10/31/97   10/31/96   10/31/95
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................       $  9.74     $ 10.43     $ 9.90     $ 9.75     $ 9.84     $ 9.03
                                   -------     -------     ------     ------     ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss).....................          0.26        0.47       0.49       0.49       0.49       0.49
Net realized and unrealized
 gain (loss) on
 investments................         (0.22)      (0.69)      0.53       0.15      (0.05)      0.81
                                   -------     -------     ------     ------     ------     ------
Total from investment
 operations.................          0.04       (0.22)      1.02       0.64       0.44       1.30
                                   -------     -------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
From net investment
 income.....................         (0.26)      (0.47)     (0.49)     (0.49)     (0.53)     (0.49)
From realized capital gains           0.00        0.00       0.00       0.00       0.00       0.00
                                   -------     -------     ------     ------     ------     ------
     Total distributions....         (0.26)      (0.47)     (0.49)     (0.49)     (0.53)     (0.49)
                                   -------     -------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD     $  9.52     $  9.74     $10.43     $ 9.90     $ 9.75     $ 9.84
                                   =======     =======     ======     ======     ======     ======
TOTAL RETURNS                         0.42%**    (2.09)%    10.61%      6.76%      4.58%     14.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)......................       $47,942     $12,738     $5,057     $4,411     $5,752     $8,647
Ratio of expenses to average
 net assets
   before reimbursement of
     expenses by Adviser....          1.04%*      2.34%      2.19%      2.70%      2.05%      2.16%
  after reimbursement of
     expenses by Adviser....          0.88%*      0.90%      0.90%      0.90%      0.90%      0.90%

Ratio of net investment
 income to average net assets
   before reimbursement of
     expenses by Adviser....          5.42%*      3.38%      3.60%      3.23%      3.78%      3.89%
   after reimbursement of
     expenses by Adviser....          5.58%*      4.81%      4.89%      5.03%      4.93%      5.16%
Portfolio turnover..........        228.43%     837.17%     89.89%     21.01%     21.23%      1.28%

ROULSTON  FUNDS

                                                      April 30, 2000 (Unaudited)

NOTE (A) SIGNIFICANT ACCOUNTING POLICIES:
Roulston Funds (the "Trust") is an open-end management investment company and is organized under Ohio law as a business trust under a Declaration of Trust dated September 16, 1994, as amended to date. The Trust currently consists of five Funds (the "Funds"): Roulston Growth Fund (the "Growth Fund"), Roulston Growth and Income Fund (the "Growth and Income Fund"), Roulston Government Securities Fund (the "Government Fund"), Roulston International Equity Fund (the "International Equity Fund") and Roulston Emerging Growth Fund (the "Emerging Growth Fund"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"). On April 29, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation, the Growth Fund, the Growth and Income Fund and the Government Fund of the Trust (collectively, the "Acquiring Funds") acquired, in a tax free reorganization, all of the assets of each of the Roulston Midwest Growth Fund, the Roulston Growth and Income Fund and the Roulston Government Securities Fund (collectively, the "Acquired Funds") of the Advisors' Inner Circle Fund, a Massachusetts business trust, respectively, in exchange for the assumption of such Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Fund of the Trust having an aggregate net asset value equal to such Acquired Fund's net assets (the "Reorganization"). The Reorganization was approved by the shareholders of the Acquired Funds on March 24, 1995. For accounting purposes, the Reorganization was accounted for in a manner similar to a pooling of interest.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Trust.

(1) SECURITY VALUATION: The portfolio securities of each Fund will be valued at market value. Each Fund uses one or more pricing services to provide market quotations for equity, fixed income and variable income securities. If market quotations are not available, securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange or other market system on which the security is principally traded. For fixed and variable income securities, the pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security. The Advisor may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the security. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(2) REPURCHASE AGREEMENTS: All Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by Roulston & Company, Inc. ("Roulston"), the Funds' investment adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed-upon date and price. Securities purchased subject to repurchase agreements are deposited with the applicable Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than the repurchase price plus accrued interest at all times. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

                                               NOTES TO FINANCIAL STATEMENTS

(3) FEDERAL INCOME TAXES: The Funds intend to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements.

(4) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the trade date. Security gains and losses are determined on the identified cost basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(5) DIVIDENDS AND DISTRIBUTIONS: Substantially all of the net investment income (exclusive of capital gains) of the Growth Fund, Growth and Income Fund, International Equity Fund and the Emerging Growth Fund is distributed in the form of semi-annual dividends. Net investment income (exclusive of capital gains) of the Government Fund is declared daily and distributed in the form of monthly dividends. Substantially all of the capital gains realized by a Fund, if any, will be distributed annually.

(6) DEFERRED ORGANIZATIONAL COSTS: Organizational costs of the Acquiring Funds are being amortized on a straight-line basis over five years commencing April 29, 1995. The Roulston International Equity Fund and the Roulston Emerging Growth Fund did not incur any organizational costs.

(7) FOREIGN CURRENCY TRANSLATION: The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities for the International Equity Fund are translated, as applicable, into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in net unrealized appreciation / (depreciation) on investments.

NOTE (B) RELATED PARTY TRANSACTIONS:
The Trust and Roulston have entered into an Investment Advisory Agreement (the "Agreement") dated as of January 20, 1995, as amended as of July 1, 1999. Under the terms of the Agreement, Roulston makes the investment decisions for the assets of the Funds and continuously reviews, supervises, and administers the investment program of the Funds. For its services as investment adviser, Roulston receives a fee, at an annual rate of 0.75% of the average daily net assets of each of the Growth Fund and the Growth and Income Fund up to $100 million of such assets, and 0.50% of each such Fund's assets of $100 million or more. With respect to each of the International Equity Fund and the Emerging Growth Fund, Roulston receives a fee at an annual rate of 0.75% of such Fund's average daily net assets. With respect to the Government Fund, Roulston receives a fee at an annual rate of 0.25% of the average daily net assets up to $100 million of such assets, and 0.125% of such assets of $100 million or more. Such fees are calculated daily and paid monthly.

Pursuant to Rule 12b-1 under the Act, the Trust has adopted a Distribution and Shareholder Service Plan dated January 20, 1995, as amended as of March 1, 1996 (the "Plan"), under which each Fund is authorized to pay or reimburse Roulston Research Corp. (the "Distributor"), ultimately a wholly-owned subsidiary of Roulston, a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net asset value of such Fund. Such an amount may be used by the Distributor to pay broker-dealers, banks and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization or for distribution assistance and/or shareholder service provided by the Distributor. Under the Plan, a Participating Organization may include the Distributor's affiliates.

Roulston has agreed with the Trust to waive its investment advisory fee and to reimburse certain other expenses of the Funds until further written notice to shareholders to the extent necessary to cause total operating expenses as a percentage of net assets of the Growth Fund, the Growth and Income Fund, the Government Fund, the International Equity Fund and

ROULSTON  FUNDS

the Emerging Growth Fund not to exceed 1.38%, 1.50%, 0.90%, 1.95% and 1.95%, respectively.

Information regarding these transactions is as follows for the six months ended April 30, 2000:

                          Emerging   International
                           Growth       Equity        Growth
                            Fund         Fund          Fund
-------------------------------------------------------------
INVESTMENT ADVISORY FEES:
Fees before fee
  waiver................  $54,528      $ 51,481      $124,256
Fees waived.............   (2,026)           --       (73,960)
Rule 12b-1 Fees.........   18,176        17,160        41,418
Other expenses
  reimbursed............       --            --            --
                          --------     --------      --------
Net fees and expenses to
  related parties.......  $70,678      $ 68,641      $ 91,714
                          ========     ========      ========

                                Growth and     Government
                                Income Fund       Fund
---------------------------------------------------------
INVESTMENT ADVISORY FEES:
Fees before fee waiver........   $ 83,220       $ 33,748
Fees waived...................    (48,213)       (21,295)
Rule 12b-1 Fees...............     27,740         33,748
Other expenses reimbursed.....         --             --
                                 --------       --------
Net fees and expenses to
  related parties.............   $ 62,747       $ 46,201
                                 ========       ========
---------------------------------------------------------

Certain officers and trustees of the Trust are also officers, directors and/or employees of Roulston and the Distributor. The officers and such interested trustees serve without direct compensation from the Trust.

NOTE (C) INVESTMENT TRANSACTIONS:
Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2000 were:

                                                Proceeds
                                 Purchases     from Sales
                                   (000)         (000)
---------------------------------------------------------
Emerging Growth Fund..........   $ 34,860       $ 18,891
International Equity Fund.....     23,168          4,314
Growth Fund...................     14,599         27,636
Growth and Income Fund........     14,850         26,162
Government Fund...............     93,537         60,161
---------------------------------------------------------

NOTE (D) UNREALIZED APPRECIATION AND DEPRECIATION:
At April 30, 2000, the gross unrealized appreciation and depreciation of securities for book and Federal income tax purposes consisted of the following:

                             Gross           Gross           NET
                           Unrealized      Unrealized     Unrealized
                          Appreciation   (Depreciation)   App/(Dep)
                             (000)           (000)          (000)
--------------------------------------------------------------------
Emerging Growth..........    $2,669         $(3,767)       $(1,098)
International Equity
  Fund...................       941          (1,267)          (326)
Growth Fund..............     7,605          (1,252)         6,353
Growth and Income Fund...     1,666            (710)           956
Government Fund..........        76            (181)          (105)
--------------------------------------------------------------------..

NOTE (E) RISKS RELATING TO FOREIGN SECURITY INVESTMENTS:
Securities in which the International Equity Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Foreign investments involve special risks not applicable to investments in securities of U.S. issuers. Such risks include: imposition of exchange controls or currency devaluations, less extensive regulation of foreign brokers, securities markets and issuers, political, economic or social instability, less publicly available information and less liquidity in the market for such securities, different accounting standards and reporting obligations, foreign economies differ from the U.S. economy (favorably or unfavorably) in areas such as growth of gross domestic product, rates of inflation, unemployment, currency depreciation and balance of payments positions, possibility of expropriation (the taking of property or amending of property rights by a foreign government) or foreign ownership limitations, excessive or confiscatory taxation.

NOTE (F) VARIATION MARGIN ON FUTURES CONTRACT:
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets.

                                               NOTES TO FINANCIAL STATEMENTS

Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the advisor to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

[ROULSTON FUNDS LOGO]

       3636 Euclid Ave., Suite 3000
       Cleveland, Ohio 44115
       1-800-332-6459

Trustees:
Thomas V. Chema
David B. Gale
Scott D. Roulston

Officers:
Scott D. Roulston, President
Kevin M. Crotty, Treasurer
Charles A. Kiraly, Secretary

Adviser:
Roulston & Company, Inc.
3636 Euclid Ave., Suite 3000
Cleveland, Ohio 44115

Distributor:
Roulston Research Corp.
3636 Euclid Ave., Suite 3000
Cleveland, Ohio 44115

Administrator & Transfer Agent:
PFPC Inc.
3200 Horizon Drive
King of Prussia, Pennsylvania 19406

Legal Counsel:
Baker & Hostetler LLP
65 E. State Street
Columbus, Ohio 43215

Independent Public Accountants:
McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio 44145

For information, call 1-800-332-6459
or visit us online at www.roulstonfunds.com

Roulston Funds take their logo from the historic Fairport Harbor Lighthouse, located on Lake Erie at the Grand River, just east of the Funds' headquarters in Cleveland, Ohio. Originally built in 1825, the Fairport Harbor Lighthouse guided ships safely in and out of the harbor for 100 years. In its early years the lighthouse was considered the gateway to the Western Reserve and the vast frontiers of the Northwest Territories and beyond. Later the lighthouse served as a beacon and supply stop for pioneers and travelers on their way to western Great Lakes ports and beyond. The original brick structure was rebuilt in 1871 of sandstone blocks, as it remains today.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.